CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of ecoTECH Energy Group Inc., a Nevada corporation, (the "Company") on Form 10-Q for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Victor Hall, President of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ C. Victor Hall
-------------------------------------
C. Victor Hall,
President
(Principal Executive Officer)
May 15, 2012